United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: January 5, 2000

                             SBC COMMUNICATIONS INC.

                             A Delaware Corporation

                           Commission File No. 1-8610

                           IRS Employer No. 43-1301883

                    175 E. Houston, San Antonio, Texas 78205

                         Telephone Number (210) 821-4105



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Item 5.  Other Events

Attached as an exhibit is a press release issued by SBC Communications Inc. on January 5, 2000 related to its funding policy.

Item 7. Financial Statements and Exhibits

(c)     Exhibits

Exhibit-99 Text of Press Release, dated January 5, 2000, issued by SBC.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                SBC Communications Inc.

                                                /s/ Robert Pickering
                                                -----------------------
                                                Robert Pickering
                                                Senior Vice President-
                                                  Finance (Corporate)



January 12, 2000



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                                  EXHIBIT INDEX


     Exhibit
     Number

       99      Text of Press Release, dated January 5, 2000, issued by SBC.